UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2019

NeuBase Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35963	46-5622433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

(646) 450-1790

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name Or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2019, the Board of Directors of NeuBase Therapeutics, Inc. (the “Company”) adopted the Amended and Restated Bylaws of the Company, effective as of such date (the “Restated Bylaws”). The Restated Bylaws are intended primarily to update the Company’s prior bylaws (the “Prior Bylaws”) to include and update provisions commonly found in the bylaws of public Delaware corporations similar to the Company. The Restated Bylaws also reflect certain non-substantive changes that were made to improve style and readability. Set forth below is a summary of the material amendments contained in the Restated Bylaws.

Advance Notice Provisions

Article III, Sections 5 and Section 6 of the Restated Bylaws (the “Advance Notice Provisions”) amend the Prior Bylaws to describe the manner and timeframes in which a stockholder of the Company may properly bring business before, or nominate any person for election to the Board of Directors of the Company (the “Board”) at, an annual or special meeting of stockholders. The Advance Notice Provisions set forth the various eligibility requirements that must be met by (a) any stockholder who wishes to bring such business before an annual or special meeting of stockholders and (b) any nominee for election to the Board. The Advance Notice Provisions also describe the substantive and procedural requirements that a stockholder must comply with in order to properly bring business, including the nomination of any person for election to the Board, before an annual or special meeting of the Company.

Among other requirements, the Advance Notice Provisions provide that: (i) a stockholder must provide to the secretary of the Company timely notice of any business, including director nominations, proposed to be brought before the annual or special meeting, which notice must conform to the substantive requirements set forth in the Restated Bylaws; (ii) a stockholder must deliver certain information regarding the person making the proposal, and in the case of any nominee for election to the Board, information regarding such nominee, in each case as set forth in the Restated Bylaws, and update and supplement such information as required; and (iii) any nominee for election to the Board must provide both a written questionnaire regarding such nominee’s background and qualifications, and a written representation and agreement regarding voting commitments, indemnification or similar arrangements and compliance with Company policies applicable to members of the Board.

The Prior Bylaws contained advance notice provisions and procedures for the Company’s stockholders to bring business before, or nominate persons for election to the Board at, annual or special meetings of stockholders; however, they did not, among other things: (A) require certain information or disclosures with respect to the proposing or nominating stockholder(s), stockholder nominees and stockholder proposals; or (B) require updating of information or disclosures contained within the notice.

Written Consent of Stockholders

Article III, Section 15 of the Restated Bylaws provides that stockholder actions may only be taken by a vote of the stockholders at an annual or special meeting. Accordingly, stockholders may not take any action by written consent in lieu of a meeting. The Prior Bylaws permitted stockholders to take action by written consent in certain circumstances.

Removal of Classified Board Structure Contained in Prior Bylaws

The Restated Bylaws do not include provisions regarding a classified Board of Directors because these provisions are set forth in the Company’s certificate of incorporation.

Indemnification of Directors and Officers

Article XI of the Restated Bylaws establishes the indemnification rights for certain individuals (the “Indemnification Provision”). The Indemnification Provision permits the Company to (i) indemnify its directors and executive officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”); and (ii) in its discretion, indemnify its other officers, employees and agents as set forth in the DGCL or other applicable law. The Indemnification Provision authorizes the Company to advance reasonable expenses, including attorneys’ fees, to its current and former directors and executive officers, in connection with legal proceedings relating to their service for or on behalf of the Company, subject to limited exceptions. The Prior Bylaws provided that the Company may indemnify its directors, officers, employees and agents in accordance with the Company’s certificate of incorporation.

Amendment to Restated Bylaws

Article XII, Section 48 of the Restated Bylaws permits the Board to adopt, amend or repeal the Restated Bylaws without obtaining stockholder approval, and requires that any amendment of the Restated Bylaws by the stockholders receive the affirmative vote of the holders of a majority of the outstanding shares entitled to vote in the election of directors, voting together as a single class. Additionally, under the Restated Bylaws, any amendment or repeal of certain provisions relating to powers of directors, Board meeting quorum and director voting, Board committee and Board chairperson matters and officer matters set forth in the Restated Bylaws, among others, require (i) the affirmative vote of a two-thirds of directors then in office and (ii) the affirmative vote of two-thirds of the outstanding shares entitled to vote in the election of directors, voting together as a single class. The Prior Bylaws provided that the Prior Bylaws may be amended, altered or repealed by the Board or the Company’s stockholders.

The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits

3.1

Amended and Restated Bylaws of NeuBase Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuBase Therapeutics, Inc.

Date: September 23, 2019	By:	/s/ Dr. Dietrich Stephan
Name: Dr. Dietrich Stephan
Title: President and Chief Executive Officer

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